UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 29, 2004

Date of Report (Date of earliest
event reported)

NEORX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, Washington 98119-4114

(Address of principal executive offices)                   (Zip Code)

(206) 281-7001

(Registrant’s telephone number, including area code)

Item 5.       Other Events

On March 29, 2004, NeoRx Corporation announced that it had opened the phase III clinical trial of its lead cancer therapeutic, STR™ (Skeletal Targeted Radiotherapy), to patient enrollment.  See press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.       Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Press release dated March 29, 2004, announcing opening of phase III clinical trial for STR™ (Skeletal Targeted Radiotherapy)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION

Dated March 31, 2004	By	/s/ MELINDA G. KILE
Melinda G. Kile
Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 29, 2004, announcing opening of phase III clinical trial for STR™ (Skeletal Targeted Radiotherapy)